                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              Quotesmith.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              QUOTESMITH.COM, INC.
                             8205 SOUTH CASS AVENUE
                             DARIEN, ILLINOIS 60561

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2002

                            ------------------------

     The 2002 Annual Meeting of Stockholders of Quotesmith.com, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate offices, located at 8205 South Cass Avenue, Suite102, Darien, Illinois, on Thursday, May 16, 2002 at 10:00 a.m., Central Time, for the following purposes:

     1.   To elect three persons to the Board of Directors of the Company;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record as of the close of business on April 4, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting at the offices of the Company for the ten days immediately preceding the Annual Meeting date. The Annual Report of the Company for the year ended December 31, 2001 is being mailed to all stockholders of record on the Record Date and accompanies the enclosed Proxy Statement.

     Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ ROBERT S. BLAND

                                        Robert S. Bland
                                        Chairman of the Board, President and
                                        Chief Executive Officer
Darien, Illinois
April 16, 2002

                            ------------------------

            YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR
                PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND.

                            ------------------------

                              QUOTESMITH.COM, INC.
                                8205 CASS AVENUE
                             DARIEN, ILLINOIS 60561

                            ------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2002

                            ------------------------

                               GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Quotesmith.com, Inc., a Delaware corporation, in connection with the solicitation of proxies by Quotesmith.com's Board of Directors for use at the Annual Meeting of Stockholders to be held at the Company's corporate offices, located at 8205 South Cass Avenue, Suite 102, Darien, Illinois, on Thursday, May 16, 2002 at 10:00 a.m., Central Time, and any adjournments thereof. A stockholder may revoke a proxy at any time before the meeting is convened by filing with the Secretary of Quotesmith.com an instrument of revocation or a duly executed proxy bearing a later date. A proxy also may be revoked by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of proxy. This Proxy Statement and the enclosed Notice of Annual Meeting and form of proxy are first being sent to stockholders on or about April 16, 2002.

     Stockholders are urged to sign the accompanying form of proxy and return it as soon as possible in the envelope provided for that purpose. Returning a proxy card does not prevent a stockholder from attending the Annual Meeting or from changing such stockholder's vote. If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, the shares represented thereby will be voted as indicated on such proxy. If no specification is made, the proxy will be voted by the person(s) named thereon
(i) for the election of the nominees named herein as directors (or a substitute therefor if a nominee is unable or refuses to serve), (ii) for the ratification of Ernst & Young LLP as Quotesmith.com's independent auditors for 2002 and (iii) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the Annual Meeting. A stockholder who wishes to designate a person or persons to act as his or her proxy at the Annual Meeting, other than the proxies designated by the Board of Directors, may strike out the names appearing on the enclosed form of proxy, insert the name of any other such person or persons, sign the proxy and transmit it directly to such other designated person or persons for use at the Annual Meeting.

     Stockholders of record on April 4, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 4,934,229 shares of Common Stock were outstanding and entitled to one vote each on all matters to be considered at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. A majority of the shares entitled to vote at and present, in person or by proxy, at the Annual Meeting will constitute a quorum. If a quorum is present, the affirmative vote of a plurality of the shares that are present, in person or by proxy, at the Annual Meeting and entitled to vote will be sufficient to elect a director. The affirmative vote of a majority of such shares will be sufficient to ratify the appointment of the independent auditors. Abstentions and broker non-votes will be treated as present at the Annual Meeting for purposes of reaching a quorum. Abstentions shall have no effect on the election of a director but shall be treated as a vote against the ratification of the independent auditors. Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

     All common share and per share information in this annual proxy statement has been retroactively adjusted to reflect a one-for-three reverse stock split that became effective March 7, 2001.

     The cost of soliciting proxies will be borne by Quotesmith.com. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies in person or by telephone. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares of Common Stock and will be reimbursed by us for their reasonable expenses in forwarding such materials.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of six directors divided into three classes serving staggered three-year terms. Each year, the directors of one class will stand for election as their terms of office expire. Messrs. Gretsch and Rueben are designated as Class I directors, with their terms of office expiring in 2003, Admiral Denton is designated as a Class II director with his term of office expiring in 2004, and Messrs. Bland, Shannon and Thoms are designated as Class III directors with their terms of office expiring in 2002.

     The Board has nominated Robert S. Bland, William V. Thoms, and Timothy F. Shannon for re-election to the Board at the Annual Meeting, each of whom has indicated his willingness to serve if elected. In the event that a nominee should become unwilling or unable to serve as a director, all duly executed proxies shall be voted for the election of such other person as may be designated by the Board of Directors. Unless authority to vote for a nominee is withheld, all votes represented by a properly executed proxy will be cast in favor of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

     The following table sets forth information regarding our Board of Directors, including the nominees to the Board:

NAME                         AGE    POSITION
----                         ---    --------

* Robert S. Bland ..........  48    Chairman of the Board, President, Chief
                                    Executive Officer
* William V. Thoms .........  49    Executive Vice President, Chief Operating
                                    Officer, Director
  Bruce J. Rueben ..........  49    Director
* Timothy F. Shannon .......  48    Director
  Jeremiah A. Denton, Jr. ..  76    Director
  Richard F. Gretsch .......  48    Director

* Nominee for election.

     Robert S. Bland has served as our Chairman of the Board, President and Chief Executive Officer since he founded Quotesmith.com in 1984. Mr. Bland holds a B.S. in marketing from the University of Colorado.

     William V. Thoms has served as our Executive Vice President since 1994. Mr. Thoms is a founding stockholder of Quotesmith.com.

     Bruce J. Rueben became a director of Quotesmith.com in January 1998. He has been president of the Minnesota Hospital and Health Care Partnership, Minnesota's hospital association, since November 1998. From January 1994 to November 1998, Mr. Rueben was president of the Maine Hospital Association. From 1989 to 1994, Mr. Rueben was senior vice president and assistant treasurer of the Virginia Hospital Association. Mr. Rueben holds a B.S. from the Virginia Commonwealth University School of Business and a M.B.A. from the University of South Carolina.

     Timothy F. Shannon became a director of Quotesmith.com in January 1998. Since 1991, he has been President of Bradner Smith & Company, a subsidiary of Bradner Central Company. In 1995, he was appointed to the Bradner Central Company Board of Directors. Bradner Central Company, headquartered in Elk Grove Village, Illinois, is a wholesale paper distribution company with annual revenues that exceed $300 million. Mr. Shannon holds a B.S. in Business Administration from the University of Illinois.

     Admiral Jeremiah A. Denton, Jr. became a director of Quotesmith.com in August 1999. He currently serves as president of the National Forum Foundation. Admiral Denton was elected as a United States Senator from Alabama in 1980, and served from 1981 to 1987. From 1987 to 1989, Admiral Denton, after being appointed by President Reagan, served as chairman of the presidential Commission on Merchant Marine and Defense. Admiral Denton holds a B.S. from the United States Naval Academy and an M.A. in international affairs from George Washington University.

     Richard F. Gretsch became a director of Quotesmith.com in August 1999. He currently serves as global offering manager for AT&T Global Network Services and has held this position since AT&T purchased the IBM global network. Mr. Gretsch had been global offering manager for IBM Internet Connection Service since 1995. Mr. Gretsch holds a B.S. in finance and accounting from the University of Arizona and a M.B.A. from the University of Notre Dame.

BOARD COMMITTEES AND MEETINGS

     Our Board of Directors met six times during 2001, pursuant to scheduled quarterly Board meetings and two special Board meetings.

     Our Board of Directors has an executive committee, an audit committee and a compensation committee.

     Our executive committee consists of Messrs. Bland and Thoms. The executive committee is authorized to exercise, between meetings of our Board of Directors, all of the powers and authority of our Board of Directors in the direction and management of our Company, except to the extent prohibited by applicable law or our certificate of incorporation, or another committee shall have been accorded authority over the matter.

     Our audit committee consists of Messrs. Gretsch, Shannon and Rueben. The audit committee is composed of three independent directors for which information regarding the functions performed by the committee, its membership, and the number of meetings held during the year, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The audit committee is governed by a written charter approved by the Board of Directors. The audit committee met one time during 2001. Each member of the audit committee satisfies the independence requirements established by Rule 4200(a)(15) of the NASD listing standards.

     Our compensation committee consists of Messrs. Gretsch, Shannon and Rueben. The compensation committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our executive officers and administers our employee benefit plans. The compensation committee met one time during 2001.

     During 2001, all members of the Board attended at least 75% of the Board meetings and their respective committee meetings except Admiral Jeremiah A. Denton, Jr.

DIRECTOR COMPENSATION

     Directors who are also employees of Quotesmith.com receive no compensation for serving on our Board of Directors. Non-employee directors receive an annual stipend of $12,000 and $500 per committee meeting attended. In addition, we reimburse non-employee directors for all reasonable travel and other expenses incurred in connection with attending Board and committee meetings. Non-employee directors are also eligible to receive stock option grants under the Quotesmith.com, Inc. 1997 Stock Option Plan. No stock options were granted to non-employee directors in 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our compensation committee members is an officer or employee of Quotesmith.com. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving on our compensation committee.

OWNERSHIP OF SECURITIES

     The following table sets forth information with respect to beneficial ownership of our common stock as of April 4, 2002:

     - each stockholder that is known to us to beneficially own more than 5% of our common stock;

     -    each of our directors;

     - our chief executive officer and each of the executive officers named in the summary compensation table appearing elsewhere in this proxy statement; and

     -    all of our executive officers and directors as a group.

     The mailing address for each of the below named individuals is c/o Quotesmith.com, Inc., 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561.

     Applicable percentage ownership in the table below is based upon 4,934,229 shares of common stock outstanding as of April 4, 2002. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options presently exercisable or exercisable within 60 days as of April 4, 2002, are deemed to be outstanding for the purpose of computing the percentage ownership of the person or entity holding options, but are not treated as outstanding for the purpose of computing the percentage ownership for any other person or entity.

                                                      SHARES BENEFICIALLY OWNED
                                                      -------------------------
                                                         NUMBER        PERCENT
                                                         ------        -------
OUR CEO, NAMED EXECUTIVE OFFICERS AND DIRECTORS
  Robert S. Bland (1) ..............................   2,382,556        48.28%
  William V. Thoms (2) .............................     721,611        14.62
  Burke A. Christensen .............................       2,892          *
  Timothy F. Shannon (3) ...........................      15,555          *
  Bruce J. Rueben (3) ..............................      10,111          *
  Admiral Jeremiah A. Denton, Jr. (3) ..............      10,111          *
  Richard F. Gretsch (3) ...........................       9,444          *

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A
 GROUP (7 PERSONS) (4) .............................   3,152,280        63.37

 * Less than 1%.

   (1) Includes 1,162,389 shares owned by Mr. Bland as a tenant in common with his wife, Maureen A. Bland, and 1,219,055 shares owned by Southcote Partners, L.P., a limited partnership whose sole general partners are Mr. and Mrs. Bland. Also includes options to purchase 1,111 shares of common stock that are exercisable within 60 days of April 4, 2002.

   (2) Includes options to purchase 1,111 shares of common stock that are exercisable within 60 days of April 4, 2002.

   (3) Includes options to purchase 9,444 shares of common stock that are exercisable within 60 days of April 4, 2002.

   (4) Includes options to purchase 39,998 shares of common stock that are exercisable within 60 days of April 4, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a)of the Securities Exchange Act of 1934, as amended requires directors, executive officers and beneficial owners of more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to provide the Company with copies of such reports. Based solely on a review of the copies provided to the Company and written representations from such reporting persons, the Company believes that all applicable Section 16(a) filing requirements have been met for such reporting persons.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid for services rendered to Quotesmith.com during our last three years in all capacities by (i) our Chief Executive Officer, and (ii) the Company's other highest paid executive officers during 2001 with cash compensation in excess of $100,000, collectively the "Named Executive Officers."

                                                                            Long-Term
                                                                          Compensation
                                                                             Awards
                                                                             ------
                                                   Annual Compensation     Securities
                                                   -------------------     Underlying     All Other
Name and Principal Position                Year      Salary     Bonus        Options    Compensation
---------------------------                ----      ------     -----        -------    ------------
Robert S. Bland                            2001     $300,000   $    --           --       $   --
  President, Chief Executive Officer       2000      242,308        --        3,333           --
                                           1999      200,000        --           --           --

William V. Thoms                           2001      247,115        --           --           --
  Executive Vice President, Chief          2000      224,334        --        3,333           --
    Operating Officer                      1999      200,000        --           --           --

Burke A. Christensen(1)                    2001      179,038    10,500           --           --
  Vice President of Operations,            2000      167,866    10,500        2,500           --
    General Counsel                        1999      147,969    20,000       33,333           --

(1)  Burke A. Christensen resigned from the Company effective December 31, 2001.

OPTION GRANTS IN 2001

     There were no grants of stock options to the Named Executive Officers in 2001.

2001 YEAR END OPTION VALUES

     The following table sets forth certain information regarding the number and value of unexercised options held by the Named Executive Officers as of December 31, 2001. No stock options were exercised during 2001 by the Named Executive Officers.


                                 Number of Securities                Value of Unexercised
                               Underlying Unexercised              In-the-Money Options at
                            Options at December 31, 2001              December 31, 2001
                            ----------------------------              -----------------
Name                       Exercisable       Unexercisable      Exercisable      Unexercisable
----                       -----------       -------------      -----------      -------------
Robert S. Bland                1,111             2,222           $     --          $     --

William V. Thoms               1,111             2,222                 --                --

Burke A. Christensen          34,167                --                 --                --

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     We have entered into employment agreements with Messrs. Bland, Thoms, and Moeller. These agreements set forth each executive's base annual compensation level, eligibility for salary increases, bonuses and options and level of benefits.

     In addition, each of the agreements provides for separation benefits if one of these executives is terminated without cause or if the executive terminates his employment for good reason, including, in the case of Messrs. Bland and Thoms, a change of control of our Company. In the event of a termination without cause or for good reason, each of Messrs. Bland and Thoms is entitled to receive a lump sum payment equal to two times his base annual salary. In the event of a separation payment, Messrs. Bland and Thoms are entitled to gross up payments for any excise taxation incurred. In the event of a termination without cause or for good reason, Mr. Moeller is entitled to receive the aggregate amount of compensation to which he would have been entitled had his employment not been terminated without cause or for good reason prior to December 31,2003, the termination date of his employment agreement. The aggregate amount of compensation to which Mr. Moeller would be entitled includes base salary, bonuses and benefits. In addition, all of Mr. Moeller's unvested stock options would become immediately 100% vested and fully exercisable.

STOCK PERFORMANCE GRAPH

     The graph below compares the annual percentage changes in Quotesmith.com's cumulative total stockholder return from August 3, 1999 (the date of our initial public offering) through December 31, 2001, with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Insurance Stocks for the same period. The Insurance Stock Index includes insurance companies, brokers, agents, and related services. The graph assumes the investment of $100 and the reinvestment of all dividends. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

                               [PERFORMANCE GRAPH]

                                   8/3/99    12/31/99    12/31/00    12/31/01
                                   ------    --------    --------    --------
     Quotesmith.com, Inc. .......  $  100    $103.409    $  6.536    $  6.455
     Nasdaq Stock Market
       (U.S. Companies) .........     100     157.238      95.461      75.364
     Nasdaq
       (Insurance Index) ........     100      84.426      97.653     104.584

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors determined the compensation of our Chief Executive Officer and our other executives in 2001. To ensure that our executive compensation program is administered in an objective manner, the Compensation Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all of our executive officers, the Compensation Committee determines the nature, timing and amount of awards and grants under Quotesmith.com's stock option plans and makes recommendations as to the administration of other compensation plans and programs as they relate to executive officers.

     This report is intended to describe the philosophy that underlies the cash and equity-based components of our intended executive pay program in 2002. It also describes the details of each element of the program, as well as the rationale for compensation paid to our Chief Executive Officer and executive officers in general in 2001.

Compensation of Executive Officers Generally

     The compensation philosophy of the Company is to (i) provide a competitive total compensation package that enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's goals and
(ii) directly link compensation to improvements in Company financial and operational performance.

     The Company's compensation program for all executive offices emphasizes variable compensation, primarily through performance-based grants of equity-based incentives in the form of stock options. Salaries of all executive officers are generally targeted at median market levels.

     The Committee will continue to monitor the Company's compensation program in order to maintain the proper balance between cash compensation and equity-based incentives and may consider further revisions in the future.

Components of Compensation

     Salary. The Compensation Committee will review each executive officer's salary annually. Objective and subjective performance goals are set each year for each executive officer which will vary depending upon the specific position or role of the executive within the Company. The Compensation Committee's review will take into consideration both the Company's performance with respect to revenue growth and operating margins, together with the duties and performance of each executive. The Compensation Committee also considers provisions relating to salary set forth in employment agreements with certain of our executive officers.

     Bonus. Certain employees of the Company who perform significant management and decision-making functions are eligible to receive a performance bonus. Messrs. Bland and Thoms did not participate in the 2001 bonus program. Awards to executives may be made by the Compensation Committee after considering the recommendation of our Chief Executive Officer (except for awards granted to the Chief Executive Officer) and the financial performance of Quotesmith.com as measured by revenue growth and operating margins, or any other factors that the Compensation Committee deems relevant. Bonuses for fiscal 2001 were awarded based on Quotesmith.com's financial performance, as measured by the factors listed above. The bonus component of the executive compensation package is designed to be less than industry averages.

     Stock Options. The Compensation Committee believes that the granting of stock options is an important method of rewarding and motivating management by aligning management's interests with those of our stockholders on a long-term basis. In addition, the Compensation Committee recognizes that we conduct our business in an increasingly competitive industry and that, in order for the Company to remain highly competitive and at the same time pursue a high-growth strategy, it must employ the best and most talented executives and managers who possess demonstrated skills and experience. We believe that stock options can play an important role in attracting and retaining such employees. For these reasons, the Company previously adopted the Quotesmith.com, Inc. 1997 Stock Option Plan (the "Plan") as a stock-based incentive program for our employees, executive officers and directors. The Committee believes the Plan is an important feature of our executive compensation package. Under the Plan, the Compensation Committee may grant options to executive officers who are expected to contribute materially to Quotesmith.com's future success. In determining the size of stock option grants, the Compensation Committee will focus primarily on the Company's performance and the perceived role of each executive in accomplishing such performance objectives, as well as the satisfaction of individual performance objectives. All non-officer employees will be granted 150 options after 90 days of full time employment. The value of the stock options is directly tied to the value of a share of our Common Stock.

     Compensation of the Chief Executive Officer. Mr. Robert Bland currently serves as Chief Executive Officer and President. Mr. Bland was compensated during the 2001 fiscal year using the same general philosophy and criteria used for other executive officers as described above.

     Tax Considerations. The Compensation Committee has determined that it is unlikely that the Company would pay any amounts for 2001 that would result in a loss of the federal income tax deduction under Section 162(m)of the Internal Revenue Code of 1986, as amended, and, accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time.

     The foregoing report has been approved by all of the members of the Compensation Committee.

                                        The Compensation Committee

                                             Richard F. Gretsch
                                             Bruce J. Rueben
                                             Timothy F. Shannon



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since the date of the Company's initial public offering in August 1999, Richard F. Gretsch, Bruce J. Rueben and Timothy F. Shannon have served on the Compensation Committee of the Board of Directors. None of these individuals have been employees of the Company.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION HEREOF INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In 2000, the Board of Directors adopted a written charter of the Audit Committee. A copy of the Audit Committee Charter was attached as Exhibit A to the Proxy statement for the Company's 2001 Annual Meeting of Stockholders. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee meets with the auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                        The Audit Committee

                                             Richard F. Gretsch
                                             Bruce J. Rueben
                                             Timothy F. Shannon

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 25, 2001, we acquired from Intuit Ventures, Inc. 399,109 shares of Quotesmith.com, Inc. common stock for an aggregate of $718,396 or $1.80 per share. These shares represent their entire ownership of Quotesmith.com, Inc. common stock. The closing price of the common stock as reflected on Nasdaq on such date was $2.625. The foregoing information has been adjusted to reflect the 3:1 reverse stock split implemented by the Company on March 7, 2001.

                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP as independent auditors to audit the 2002 consolidated financial statements of Quotesmith.com, and has directed that this selection be presented to the stockholders for approval at the Annual Meeting. Ernst & Young LLP has audited Quotesmith.com's financial statements since 1996. Fees for 2001 were: Annual audit - $146,000, audit related services - $5,300, and all other nonaudit services - $6,600.

     It is anticipated that representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement and will be available to respond to questions from stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. In the event stockholders fail to ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditor at any time if the Board determines that such a change would be in the best interests of Quotesmith.com and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & Young LLP as the Company's independent auditors.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those listed in the notice of the meeting. If any other matters do come before the Annual Meeting, it is intended that the holders of proxies solicited by the Board of Directors will vote on such other matters in their discretion in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE CORPORATE SECRETARY OF QUOTESMITH.COM, INC., 8205 SOUTH CASS AVENUE, SUITE 102, DARIEN, ILLINOIS 60561.

                           2003 STOCKHOLDER PROPOSALS

     Stockholders of the Company may submit proposals to be voted upon at the Annual Meeting of Stockholders or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company's 2003 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 26, 2002. Stockholders interested in submitting such a proposal are advised to review the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not ensure that it will be included in the Company's Proxy Statement.

     Alternatively, under the Company's By-laws, a proposal or nomination that the stockholder does not seek to include in the Company's 2003 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the Company for the 2003 Annual Meeting of Stockholders not less than 120 days prior to the date on which the Company first mails its proxy materials for the 2002 Annual Meeting, unless the date of the 2003 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by 30 days from the anniversary of the 2002 Annual Meeting. For the Company's 2003 Annual Meeting of Stockholders, any such proposal or nomination must be submitted no later than December 26, 2002. If the date of the 2003 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2002 Annual Meeting, the deadline for a stockholder to submit any such proposal or nomination is a reasonable time before the Company begins to print and mail its proxy materials. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2003 Annual Meeting of Stockholders. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder. Stockholders should contact the Secretary of the Company in writing at 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561 to make any submission or to obtain additional information as to the proper form and content of submissions.

                                        By Order of the Board of Directors

                                        /s/ ROBERT S. BLAND

                                        Robert S. Bland
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Darien, Illinois
April 16, 2002

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

                                                                                        000000  0000000000  0  0000

Quotesmith.com, Inc.                                                                    000000000.000 ext
                                                                                        000000000.000 ext
                                                                                        000000000.000 ext
                                                                                        000000000.000 ext
                                                                                        000000000.000 ext
MR A SAMPLE                                                                             000000000.000 ext
DESIGNATION (IF ANY)                                                                    000000000.000 ext
ADD 1
ADD 2                                                                                   HOLDER ACCOUNT NUMBER
ADD 3                                                                                   C 1234567890    J N T
ADD 4
ADD 5
ADD 6

Use a black pen. Mark with                                                              [ ] Mark this box with an X if you have
an X inside the grey areas  [X]                                                             made changes to your name or address
as shown in this example.                                                                   details above.

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ANNUAL MEETING PROXY CARD
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A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR        WITHHOLD

01 - Robert S. Bland              [ ]          [ ]

02 - William V. Thoms             [ ]          [ ]

03 - Timothy F. Shannon           [ ]          [ ]

B  Proposal

The Board of Directors recommends a vote FOR the following proposal.

                                                               FOR           AGAINST            ABSTAIN

2. Proposal to ratify Ernst & Young LLP as the                 [ ]             [ ]                [ ]
   Company's independent auditors for the 2002 year.

In accordance with their discretion upon such other matters as may properly come before the meeting and any adjournment thereof. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians, should indicate their status when signing.

Signature 1 - Please keep signature within the box        Signature 2 - Please keep signature within the box     Date (dd/mm/yyyy)
                                                                                                                       /     /
--------------------------------------------------        --------------------------------------------------     -------------------

                                                          1 U P X                                                     A721

001CD40001     007Y8B

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PROXY - QUOTESMITH.COM, INC.
------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert S. Bland and William V. Thoms jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock, par value $.03 per share, of Quotesmith.com, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 16, 2002 or any adjournment or postponement thereof, as follows.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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